UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2015

JRSIS HEALTH CARE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Florida	333-194359	46-4562047
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1 st – 7 th Floor, Industrial and Commercial Bank Building,
Xingfu Street, Hulan Town, Hulan District, Harbin City,
Heilongjiang Province, China 150025

 (Address of Principal Executive Offices) (Zip Code)

0086-451-56888933

Registrant’s telephone number, including area code

(Former Name or Former Address

if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 4, 2015, JRSIS Health Care Corporation (the “Company”) entered into a letter agreement (the “Engagement Letter”) with Halcyon Cabot Partners, Ltd. (“HCP”), whereby HCP agrees to provide certain advisory and consulting services to the Company in connection with its current offering of securities. A copy of the Engagement Letter is attached hereto as Exhibit 1.01 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

1.01	Letter Agreement dated March 4, 2015 between Halcyon Cabot Partners, Ltd. And the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2015

JRSIS HEALTH CARE CORPORATION

By:	/s/ Lihua Sun
Name: Lihua Sun
Title: Chief Executive Officer

EXHIBIT 1.01

Letter Agreement